UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 16, 2005

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

0-11321	11-2580136

(Commission File Number)	(IRS Employer Identification No.)

Six International Drive, Suite 190, Rye Brook, New York	10573

(Address of Principal Executive Offices)	(Zip Code)

(914) 934-5200

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.

     In response to questions from investors, Universal American Financial Corp. (“Universal American”) wishes to supplement its prior disclosure regarding its strategic alliance with PharmaCare Management Services, Inc., a subsidiary of CVS Corporation (“CVS”). As part of the strategic alliance, CVS will assist Universal American in marketing our prescription drug benefit plans (“PDP’s”) through its approximately 5,400 CVS/pharmacy stores, subject to regulatory guidelines. Although CVS has agreed to promote Universal American’s PDP’s on a preferred basis, CVS is not precluded from entering into marketing arrangements with other PDP sponsors.

FORWARD-LOOKING INFORMATION

     Portions of the information in this Current Report on Form 8-K and certain oral statements made from time to time by representatives of Universal American may be considered “forward-looking statements” within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. Universal American intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, Universal American’s strategic alliance with PharmaCare and CVS, future economic performance, plans and objectives for future operations, projections of revenue and other financial items, and references to the estimate of the accretion from recent acquisitions. Forward-looking statements can be identified by the use of words such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans,” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond Universal American’s ability to control or predict with accuracy and some of which Universal American might not even anticipate. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

     Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in Universal American’s filing with the Securities and Exchange Commission, including, without limitation, Universal American’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Universal American assumes no obligation to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether as a result of new information, future events or otherwise.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.
Date: June 16, 2005	By:	/s/ Richard A. Barasch
		Name:	Richard A. Barasch
		Title:	Chairman and Chief Executive Officer